UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 12, 2008


                              DIGITAL FUEL, INC.
                              ------------------
               (Exact name of registrant as specified in its charter)


               Delaware             000-16534             45-0375367
               ---------            ----------            ----------
           (State or other        (Commission           (I.R.S. Employer
             jurisdiction          File Number)         Identification No.)
           of incorporation)


                  6601 E. Grant Road, Suite 101, Tucson, AZ 85715
                  -----------------------------------------------
                 (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code: (520) 886-5354

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

     On November 12, 2008, Gordon, Hughes & Banks, LLP ("GH&B") has resigned as the Company's independent registered public accounting firm. GH&B recently entered into an agreement with Eide Bailly, LLP ("Eide Bailly"), pursuant to which Eide Bailly acquired the operations of GH&B and certain of the professional staff and shareholders of GH&B joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of GH&B, the Company, through and with the approval of its officers, engaged Eide Bailly as its independent registered public accounting firm.

     The report of GH&B on the Company's financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph with respect to the Company's ability to continue as a going concern.

     In connection with the audit for the past fiscal year and through November 12, 2008, there were no disagreements with GH&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GH&B, would have caused GH&B to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements.


Item 9.01.	Financial Statements and Exhibits.

     (d)  Exhibits. The following exhibits are filed with this Form 8-K:

     Exhibit    Description
     -------    -----------
      16.1      Letter from Gordon, Hughes & Banks, LLP to the Securities and
                Exchange Commission, dated November 12, 2008.

     Portions of this report may constitute "forward-looking statements" as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DIGITAL FUEL, INC.


By: /s/ Michael R. Farley
   -------------------------
   Michael R. Farley
   Chief Executive Officer



Date: November 12, 2008